UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 23, 2011

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

333 Continental Boulevard

El Segundo, California 90245-5012

(Address and zip code of principal executive offices)

(310) 252-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐ Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Section 1—Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On October 23, 2011, Mattel, Inc., a Delaware corporation (the “Company”), its wholly owned subsidiary, Mattel Entertainment Holdings Limited, a private limited company existing under the laws of England and Wales (the “Purchasing Sub”), HiT Entertainment Scottish Limited Partnership, a limited partnership existing under the laws of Scotland and majority owned by funds advised by Apax Partners, LLP and its affiliates (the “Selling Stockholder”), and Helium Holdings 1A Ltd, a private limited company existing under the laws of Jersey and wholly owned subsidiary of the Selling Stockholder (“Helium”), entered into a Stock Purchase Agreement (the “Purchase Agreement”). The Company is a party to the Purchase Agreement solely as a guarantor of the obligations of the Purchasing Sub under the Purchase Agreement.

Pursuant to the Purchase Agreement, the Company will indirectly acquire, through the Purchasing Sub, 100% of the issued and outstanding shares of Helium from the Selling Stockholder for $680 million in cash subject to customary adjustments (the “Acquisition”).

Consummation of the Acquisition is subject to customary closing conditions, including, among other things, expiration or termination of any required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The Purchase Agreement also contains other customary provisions, including representations and warranties, covenants, termination rights and indemnification provisions. It is anticipated that the Acquisition will close during the first quarter of 2012.

The foregoing description of the Purchase Agreement is qualified in its entirety by the text of the Purchase Agreement, attached as Exhibit 2.1 hereto.

Section 7—Regulation FD

Item 7.01. Regulation FD Disclosure.

On October 24, 2011, the Company issued a press release announcing the execution of the Purchase Agreement, a copy of which is attached as Exhibit 99.1 hereto.

Section 9—Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

	2.1	Stock Purchase Agreement, dated as of October 23, 2011, by and among Mattel Entertainment Holdings Limited, Helium Holdings 1A Ltd, HiT Entertainment Scottish Limited Partnership, and solely with respect to Section 11.12, Mattel, Inc. The registrant has omitted from Exhibit 2.1 schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, and agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

	99.1	Press release dated October 24, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC.

Dated: October 24, 2011	By:	/s/ Robert Normile
	Name:	Robert Normile
	Title:	Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibits

2.1	Stock Purchase Agreement, dated as of October 23, 2011, by and among Mattel Entertainment Holdings Limited, Helium Holdings 1A Ltd, HiT Entertainment Scottish Limited Partnership, and solely with respect to Section 11.12, Mattel, Inc. The registrant has omitted from Exhibit 2.1 schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, and agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

99.1	Press release dated October 24, 2011.

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